THRIVENT SERIES FUND, INC.

Supplement to Prospectus dated May 1, 2007

With respect to

Thrivent Small Cap Stock Portfolio

The "Portfolio Management" section of the prospectus is amended with respect to the following Portfolio:

The paragraph under Thrivent Small Cap Stock Portfolio is deleted and replaced with the following:

David A. Maule, CFA serves as portfolio manager of Thrivent Small Cap Stock Portfolio. He has been with Thrivent since 1998 and, since 2004, served as associate portfolio manager of the Portfolio. Prior to serving as associate portfolio manager, Mr. Maule served as a senior equity research analyst for Thrivent since 2002.

The date of this Supplement is June 8, 2007

Please include this Supplement with your Prospectus